Taxation	12 Months Ended
Dec. 31, 2022
Disclosure of income tax Text block [Abstract]
TAXATION

10. TAXATION

	Year Ended December 31,
	2022 $’000	2021 $’000	2020 $’000
Group
Current year tax (credit)	-	(3,255)	(1,546)
Adjustments due to prior periods	-	(15)	(661)
Total tax (credit) for the period	-	(3,240)	(2,207)

The tax charge for the year is different from the standard rate of corporation tax in the United Kingdom of 19%. The difference can be reconciled as follows:
Loss before taxation	(15,397)	(26,657)	(28,337)
Loss charged at standard rate of corporation tax 19%	(2,926)	(5,065)	(5,384)
Movement in unrecognized deferred tax	2,319	1,722	1,316
Expenses not deductible for taxation	1,036	1,550	4,986
Adjustments due to prior periods	-	(15)	(661)
Research and development claim	-	(1,401)	(665)
Income not taxable for tax purposes	(495)	(61)	(1,741)
Fixed asset differences	(1)	-	-
Adjustments to brought forward values	67	-	-
Consolidation adjustment in relation to foreign exchange movements	-	-	(58)
	-	(3,313)	(2,207)

The Research and Development claim has been calculated in accordance with the R&D tax relief available to small and medium sized entities, whereby the entity is able to claim a cash tax credit (if loss making), worth up to 14.5% of the surrenderable losses.

The adjustments due to prior periods relates to R&D tax relief claims for the prior period. Under UK tax legislation, a 2 year window is available under which R&D tax relief can be claimed.

No deferred tax asset has been recognized in respect of trading losses carried forward because of uncertainty as to when these losses will be recoverable.

The amount of tax losses for which no deferred tax assets has been recognized for the year ended December 31, 2022 is $15,011k (2021 is $11,591k; 2020; $6,182k).